UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2019

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation☐            Consumers Energy Company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation☐        Consumers Energy Company☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 18, 2019, Suzanne F. Shank was elected to the Boards of Directors (“Boards”) of CMS Energy Corporation (“CMS Energy”) and its principal subsidiary, Consumers Energy Company (“Consumers Energy”). Shank has been appointed to serve on the Audit and Finance Committees of the Boards.

Prior to her election, and pursuant to CMS Energy’s and Consumers Energy’s Amended and Restated Bylaws, each of the Boards increased its authorized membership from ten to eleven members.

Shank has served since 1996 as chief executive officer and a co-founder, and since 2015 as chairwoman, of Siebert Cisneros Shank & Co., L.L.C., a full-service investment bank that has managed or co-managed over $2 trillion in municipal bond, corporate bond and equity transactions.

Shank has no prior relationships with CMS Energy or Consumers Energy and there are no arrangements or understandings between Shank and CMS Energy or Consumers Energy pursuant to which Shank was elected as a director.

In connection with her election to the Boards, Shank will enter into Director Indemnification Agreements with CMS Energy and Consumers Energy, effective January 18, 2019.  In connection with her election to the CMS Energy Board, on January 18, 2019, Shank will receive a restricted stock grant, in a pro-rata amount of the annual restricted stock grant provided to non-employee directors in accordance with the CMS Energy Performance Incentive Stock Plan, which description is incorporated herein by reference.  Going forward, Shank will be compensated as described in the proxy statement for CMS Energy’s Annual Meeting of Shareholders held on May 4, 2018, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

99.1	CMS Energy News Release dated January 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: January 18, 2019	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President,
Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: January 18, 2019	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President,
Corporate Secretary and Chief Compliance Officer